SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest report): February 11, 2002

                           EQUIVEST FINANCE, INC.
             (Exact Name of Registrant as Specified in Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)


              0-18201                                  59-2346270
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     (Commission File Number)                (IRS Employer Identification No.)


     100 Northfield Street
    Greenwich, Connecticut                                      06830
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 (Address of Principal Executive Offices)                      (Zip Code)


     Registrant's telephone number, including area code: (203) 618-0065


                               Not Applicable
       (Former name or former address, if changed since last report)




Items 1 and 5.  Change in Control of Registrant; Other Events.

         On February 11, 2002, pursuant to the Agreement and Plan of Merger, dated as of December 16, 2001 (the "Merger Agreement"), among Cendant Corporation, a Delaware corporation ("Cendant"), Cardigan Acquisition Corporation, a Delaware corporation ("Cardigan"), and the Registrant, Cendant completed its acquisition of the Registrant. The merger was effected by Cardigan merging with and into the Registrant (the "Merger"). As a result of the Merger, the Registrant has become a wholly owned subsidiary of Cendant. A copy of the Merger Agreement was previously filed as Exhibit 2.1 to a Current Report on Form 8-K filed on behalf of the Registrant on December 20, 2001 and is incorporated by reference herein.

         At the effective time, as a result of the Merger, (i) each share of the Registrant's common stock, par value $0.01 ("Common Stock"), issued and outstanding prior to the effective time of the Merger (other than shares of Common Stock owned by Cendant, Cardigan or any wholly owned subsidiary of Cendant or Cardigan and Dissenting Shares (as defined in the Merger Agreement)) was converted into the right to receive $3.00 in cash, without interest, and (ii) each share of the Registrant's Series 2 Class A Cumulative Redeemable Preferred Stock, par value $3.00 per share ("Series 2 Preferred Stock"), issued and outstanding prior to the effective time of the Merger (other than shares of Series 2 Preferred Stock owned by Cendant, Cardigan or any wholly owned subsidiary of Cendant or Cardigan) was converted into the right to receive an aggregate amount in cash equal to $1,000 per share plus accrued and unpaid dividends through the effective time of the Merger.

         Prior to the consummation of the Merger, on February 11, 2002, Cardigan purchased over 90% of the issued and outstanding shares of Common Stock and all of the issued and outstanding shares of Series 2 Preferred Stock from the Registrant's three largest shareholders, the consolidated bankruptcy estate of The Bennett Funding Group, Inc., R. Perry Harris and
C. Wayne Kinser.

         On February 11, 2002, the Registrant issued a press release announcing the effectiveness of the Merger. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Business Acquired Not applicable.

         (b)   Pro Forma Financial Information Not applicable.

         (c)   Exhibits

               Exhibit No.       Description

               99.1 Press Release, dated February 11, 2002, announcing effectiveness of the Merger.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2002
                                         Equivest Finance, Inc.


                                         By: /s/ Gerald L. Klaben, Jr.
                                             --------------------------
                                         Name:  Gerald L. Klaben, Jr.
                                         Title: Senior Vice President and CFO